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                                                                 EXHIBIT 10.18

[LOGO]                                       THE TORONTO-DOMINION BANK
                                             Toronto Dominion Tower Branch
                                             700 Georgia St. W., Pacific Centre
                                             P.O. Box 10001
                                             Vancouver, B.C. V7Y 1A2
                                             Telephone No.  654-3500
                                             Fax No. (604) 654-3489

September 5, 1997

PRIVATE & CONFIDENTIAL

Caring Products Industries Ltd.
Suite 200 - First Avenue West
Seattle, WA
98119

ATTENTION:  MR. WILLIAM H. W. ATKINSON, CHAIRMAN & CEO

Dear Sirs:

On the basis of our discussions with you, and the documentation provided by you in connection with your request for financing, The Toronto-Dominion Bank (the "Bank") is prepared to offer the following credit facilities, substantially upon the terms and conditions outlined hereunder:

BORROWER: Caring Products Industries Ltd.

LENDER:   The Toronto-Dominion Bank (the "Bank")

CREDIT FACILITIES:

With the exception of the Business Credit Service, the following facilities are subject to review and change, from time to time, in the normal course of business. A copy of the Business Credit Service Agreement outlining the terms and operating conditions is attached to this letter.

 1.       Operating - BCRS....................................$  3,500,000
 2.       Commercial Term Loan................................$     16,500
 3.       Letter of Guarantee.................................$     20,000

AVAILABILITY:

In Canadian Dollars by way of:
Direct Borrowings, based on the Lender's Prime Lending Rate.


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Caring Products Industries Ltd.               Toronto Dominion Tower Branch,
Seattle, WA                                   Pacific Centre, Vancouver, B.C.

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INTEREST RATE:

1.   Prime +  1/4 %.
2.   Prime + 1%.
3.   1% per annum.

FEES:

Facility Set-Up Fee:                                   $4,375.00.

Business Credit Service Agreement Fee ("BCRS"):        $365 per month

INTEREST CALCULATION
AND PAYMENT:            Interest is computed daily, based on the number of
                        days elapsed and a 365-day year, payable monthly in arrears.

DRAWDOWN:

1. As funds are required subject to compliance with all security requirements and Terms and Conditions of Credit.

2&3. Fully drawn.

REPAYMENT:     When not in Default:

1.   As funds permit, but on demand.

2.   $1,500 principal monthly plus interest.

3.   Upon demand by beneficiary.

PREPAYMENT:

1&2. Permitted without penalty.

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Caring Products Industries Ltd.               Toronto Dominion Tower Branch,
Seattle, WA                                   Pacific Centre, Vancouver, B.C.

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SECURITY:

The required security documents are to be, in each case, in such form and on such terms and conditions, including, but not limited to the covenants, conditions and requirements set forth in this letter (and with such Events of Default) as the Bank in its uncontrolled discretion may require. Where any conflict or ambiguity exists between this letter and any note(s) and/or security made between the borrower and the Bank, the terms and conditions set out in such note(s) and/or security shall prevail.

- Guarantee - no limit - Caring Products International Inc. together with Resolution and Solicitor's Letter of Opinion supported by:

-    Registered General Security Agreement.

- General Hypothecation of Stocks and Bonds - $52,000 T-Bill F/O Caring Products Industries Ltd.

-    Indemnity Agreement.

- Guarantee - Limited to $3,500,000 - Bradstone Equity Partners Inc. with Resolution and Solicitor's Letter of Opinion supported by hypothecation of credit balances/money market instruments -$3,500,000.

CONDITIONS:

1. Company to provide year-end audited financial statements within 120 days of year-end.

2. All facilities are to be fully secured at all times with liquid money market type instruments.

3.   Interest payable monthly.

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Caring Products Industries Ltd.               Toronto Dominion Tower Branch,
Seattle, WA                                   Pacific Centre, Vancouver, B.C.

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We trust the foregoing reflects our mutual understanding and look forward to our continuing relationship.


Yours very truly,

/s/ David F. Ross,
David F. Ross,
Vice-President & Manager.

/tg
encl.

The undersigned agrees that the Terms & Conditions set out above are for the exclusive benefit of the Bank and that no alteration or waiver of any of these Terms & Conditions shall, in any way, limit the liability of the undersigned to the Bank in a guarantee of the undersigned held by the Bank.

CARING PRODUCTS INTERNATIONAL INC.


/s/ William H. W. Atkinson
----------------------------------------

BRADSTONE EQUITY PARTNERS INC.


/s/ Alex W. Blodgett
----------------------------------------

ACKNOWLEDGED RECEIPT OF A COPY ON THIS ______ DAY OF ____________, 1997.

CARING PRODUCTS INDUSTRIES INC.


per: /s/ William H.W. Atkinson
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